                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                February 15,2002
                Date of Report (Date of Earliest Event Reported)


                       GreenPoint Mortgage Securities Inc.
    (as Sponsor of the GreenPoint Home Equity Loan Trust, 2000-3, Class A-1,
          Class A-2 and Class A-3 Home Equity Loan Asset-Backed Notes)


                       GREENPOINT MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                            333-95349                    68-0397342
          --------                            ---------                    ----------
     (State or Other                    Commission File Number)          (I.R.S. Employer
Jurisdiction of Incorporation)                                          Identification No.)


            100 Wood Hollow Drive, Doorstop #22210, Novato, CA 94945
            --------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        Other Events

               GreenPoint Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Notes, Series 2000-2, Class A-1, Class A-2 and Class A-3 Home Equity Loan Asset-Backed Notes (the "Series 2000-3 Notes").

               The following exhibit which relates specifically to the Series 2000-3 Notes is included with this Current Report:

Item 7(c).     Exhibits

               10.1 Monthly Payment Date Statement distributed to holders of Series 2000-3 Notes dated February 15, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 1, 2002


                                    GREENPOINT MORTGAGE
                                    SECURITIES INC.


                                    By:      /s/ Robert C. Bernstein
                                       -----------------------------------------
                                        Robert C. Bernstein
                                        Vice President, Treasurer and Secretary
                                        (Principal Financial Officer and
                                        and Principal Accounting Officer)

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                                  EXHIBIT INDEX

Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1  Monthly Payment Date Statement distributed to holders
      of Series 2000-3 Notes dated February 15, 2002 .....................5